EXHIBIT A

                           SALE OF BUSINESS AGREEMENT

1. This agreement ("AGREEMENT"), made this 25th day of March, 2004 at Los Angeles, California, by and between Paul Mataras, an individual at 11931 Goshen Avenue #6, Los Angeles, California 90049, and Talieh Safadi, an individual at 11931 Goshen Avenue #6 Los Angeles, California 90049 (hereinafter collectively known as "the BUYERS"), and Telnyx, Inc., a Delaware corporation, principal place of business at 6006 North Mesa Street. Suite 600, El Paso, Texas, 79912, FEIN # 94-3022377, hereinafter known as "SELLER." The parties agree, as follows:

                                 SALE OF ASSETS

2.       Assets. SELLER will sell to BUYERS the following assets:

3.       Cash. SELLER warrants that SELLER has no cash assets.

4.       Real Estate. SELLER warrants that SELLER has no real estate assets.

5. Equipment. All machinery, equipment, office equipment, computer hardware and software, tools, supplies, parts, furniture, fixtures, and all other assets of a similar character owned by SELLER and used in the business.

6.       Inventory. All inventory held as of the Agreement date.

7.       Contracts. All of SELLER's contracts.

8. Miscellaneous Assets. All other assets or properties of SELLER relating to the business and in existence on the Agreement date, including but not limited to, customer lists, sales and purchase records, office records, licenses, permits, other rights granted by governmental agencies, trademarks, trade names and logos, copyrights, patents, goodwill, know-how, processes, corporate book, and supplies.

                                 PURCHASE PRICE

9. Purchase Price. BUYERS will pay ten dollars ($10.00) for the assets, in cash, at the signing of this Agreement.

                               ACCOUNTS RECEIVABLE

10. Accounts Receivable. SELLER's accounts receivable are being purchased by BUYERS.

11. SELLLER Warranty. SELLER warrants that the accounts receivable are valid.

12. Collection. BUYERS will collect and retain SELLER's accounts receivable.


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                            ASSUMPTION OF LIABILITIES

13. Assumption. BUYERS will assume all liabilities of SELLER, including but not limited to, Internal Revenue Service and Department of Labor.

                               SELLER'S EMPLOYEES

14. Employees. BUYERS have no obligation to employ SELLER's present or former employees, but may do so.

                             COVENANT NOT TO COMPETE

15. Period. Beginning on the Agreement date and for a period of one year, SELLER will not directly or indirectly engage in any business similar to the type of business involved in this transaction, or solicit business from any of SELLER's customers.

16. Amount. The consideration for this non-compete covenant is already included in the purchase price described above in Paragraph 9.

                                      TAXES

17. Taxes. BUYERS will be responsible for the payment of all taxes which are payable in connection with the sale of assets.

                            BULK SALES LAW COMPLIANCE

18. Compliance. SELLER will furnish to BUYERS a complete list of existing creditors, with the amounts due to each, and agrees to cooperage with BUYERS in all matters related to notice to such creditors in accordance with the provisions of the Uniform Commercial Code.

                                  ANNOUNCEMENTS

19. Cooperation. The parties will cooperate with each other in announcing this transaction.

20. Notification. SELLERS will cooperate with BUYERS in notifying key customers and vendors in person and through written correspondence.

                        ITEMS TO BE DELIVERED AT CLOSING

21. Complete Possession. At the signing of this Agreement, SELLER will perform all acts necessary to put BUYERS in actual and complete possession and ownership of the assets, including providing the following documents:

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22.      Intellectual Property. Assignment of patents, trademarks, trade names, copyrights, contracts, leases.

23. Authorization. Evidence that all necessary corporate proceedings of SELLER have been taken to authorize the transaction.

24. Storage Unit. Bill of sale, or evidence that the contents of the storage unit are the lawful property of SELLER, or documentation allowing BUYERS to assume control of the storage unit.

                               FURTHER ASSURANCES

25. Cooperation. SELLER will, from time to time after the closing, at BUYER's request, and without further consideration, provide such other instruments as BUYERS may reasonably require to more effectively convey to BUYER good and marketable title and possession to the assets, including the name of the business.

                            REPRESENTATIONS OF SELLER

26. Representations. SELLER represents and warrants to BUYERS the following:

27. Good Standing. SELLER is validly organized, in good standing, and operates with all necessary authority.

28.      Legally Binding. This Agreement is legally binding against SELLER.

29. No Violations. The execution and performance of this Agreement will not violate SELLER's organizational documents or any of SELLER's agreements, including loans.

30. Transfer of Title. At the signing of this Agreement, SELLER will transfer good and marketable title to the assets.

31. Material Statements. No statement, representation or warranty by SELLER in the Agreement or in any document delivered in connection with this sale contains any untrue or misleading statement of material fact. There is no information which would have a material adverse effect on the assets or the business which has not been disclosed to BUYER in writing.

                            REPRESENTATIONS OF BUYERS

32.      Good Standing. BUYERS are validly organized, and in good standing.

33.      Legally Binding. This Agreement is legally binding against BUYERS.

34. No Violations. The execution and performance of this Agreement will not violate BUYER's organizational documents.

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35.      No Pending Claims. There is no legal claim pending or threatened against BUYERS which might have an adverse effect on this transaction.

                                    EXPENSES

36. Expenses. BUYERS and SELLER will each pay their respective expenses in connection with this transaction.

                                  RISK OF LOSS

37. Risk of Loss. All risk of loss to the assets will remain with SELLER until the signing of this Agreement. If a material loss of the assets occurs prior to the signing of this Agreement, BUYERS have the right to terminate this Agreement.

                                     NOTICE

38. Notice. Any notice required by either party to be given to the other will be in writing addressed to the other party at its above address, and deemed given when personally delivered or three (3) days after it is mailed.

                             SUCCESSORS AND ASSIGNS

39. Binding. This Agreement will be binding on the successors and assigns of the parties.

                                  CONSTRUCTION

40. State Law. This Agreement will be governed by the laws of the State of California. If any provision of this Agreement is ineffective, the other provisions are not affected.

                         COUNTERPART/TELEFAX SIGNATURES

41. Counterparts. This Agreement may be executed in counterparts, and may be accepted by sending an executed copy of the signature page by telefax if the original is also mailed on the same date.

                                ENTIRE AGREEMENT

42. Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter and cannot be modified unless in writing and signed by all the parties.

43. Effective Date Of Agreement. The effective date of this AGREEMENT will be the date when executed by the parties.

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         IN WITNESS WHEREOF, the parties hereto have set their hands to this
AGREEMENT and execute it on this 25th day of March, 2004, at Los Angeles, California.

TELYNX                                      TELYNX

/s/  Ali Al-Dawhi                   /s/  Scott Munden
-----------------------------       -------------------------------
By: Ali Al-Dawhi, Chairman          By: Scott Munden, Director

Date:    March 30, 2004             Date:   April 7, 2004



/s/      Paul Mataras               /s/      Talieh Safadi
------------------------------      ------------------------------
By: Paul Mataras                    By: Talieh Safadi

Date:    March 30, 2004             Date:   March 30, 2004























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